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                                                                   EXHIBIT 23(a)



                    [CONSENT OF L J SOLDINGER ASSOCIATES LLC]

                          INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 333-69766, 333-02651, 333-86423 and
333-59367) and Form S-3 (File No. 333-45532) of CanArgo Energy Corporation our report dated March 11, 2004 which appears on page F-3 of this Annual Report, as amended.


                                             -----------------------------------
                                             L J Soldinger Associates LLC

Deer Park, Illinois, USA
July 1, 2004